Exhibit 32.1
Certification of Co-Principal Executive Officers and Co-Principal Financial Officers Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Apartment Income REIT, L.P. (the “Partnership”) for the period ended September 30, 2026, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership for the periods presented therein.

APARTMENT INCOME REIT, L.P.

By:	AIR-GP LLC, its General Partner

By:	/s/ Lisa Cohn

Lisa Cohn

Co-Principal Executive Officer and Co-Principal Financial Officer

November 11, 2026

By:	/s/ Keith Kimmel

Keith Kimmel

Co-Principal Executive Officer and Co-Principal Financial Officer

November 11, 2026